Dreyfus

Tax-Smart

Growth Fund

SEMIANNUAL REPORT February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Tax-Smart Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Tax-Smart Growth Fund, covering the six-month period from September 1, 1999 through February 29, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

The past six months have been both highly volatile and generally rewarding for investors in U.S. stocks. Although the market's advance continued to be led primarily by technology stocks in a fast-growing economy, other market sectors also produced good results. As a result, by the end of 1999 most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S& P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

During the first two months of the year 2000, however, the large-capitalization sector of the stock market corrected substantially, and small- and mid-cap stocks generally outperformed large-capitalization stocks. Retail-, media- and housing-related companies were particularly hard-hit, primarily because of their significant exposure to the adverse effects of rising interest rates. On the other hand, health care and electric utility stocks have gained strength so far in 2000, although both had suffered declines during 1999.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Tax-Smart Growth Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

March 23, 2000




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Tax-Smart Growth Fund perform relative to its benchmark?

For the six-month period ended February 29, 2000, the fund's total return was -0.62% .(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index or Index), the fund's benchmark, was 4.10%.(2)

We attribute the fund' s relative underperformance during the period to the narrow base of technology-related stocks that supported the S&P 500 Index's rise. Because the fund held a lower percentage of these technology stocks than the S&P 500 Index, the Index produced higher returns.

What is the fund's investment approach?

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. We evaluate investment opportunities one company at a time in order to identify large, established growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. Such companies typically are selected for their sustained patterns of profitability, strong balance sheets, talented management teams, expanding global presence and above-average growth potential.

Our investment strategy is also predicated on purchasing growth at a price we consider to be justified by a company's fundamentals. For example, while the fund was invested in several leading technology companies during the period, such as Intel and Microsoft, we avoided most Internet companies because we found their prices to be higher than warranted by their financial strength and growth rates.

Central  to  our  objective  of  minimizing taxable distributions, we maintain a
" buy-and-hold"  investment  strategy.  This  strategy  is  based  on   The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

remaining fully invested and on targeting long-term growth over a three- to five-year time frame, rather than going for short-term profits.

What other factors influenced the fund's performance?

The fund was adversely influenced by lackluster performance in virtually all market sectors except technology. Although the S&P 500 Index ended calendar year 1999 at a record high, a handful of technology stocks accounted for most of the Index' s rise. During the first two months of 2000, when the S&P 500 Index fell 7.00% , most of the decline was attributable to non-technology stocks. While the fund benefited from owning significant positions in a few well-established technology stocks, our relative performance suffered because we held fewer of these stocks than the Index.

Economic forces also affected the fund's performance. High rates of economic growth in 1999 caused the Federal Reserve Board to continue to raise interest rates twice more over the past six months. Higher interest rates took a toll on interest-rate-sensitive market sectors, including consumer staples and financials. Because we allocated more of the fund's assets to these sectors than other areas, the fund's performance suffered.

What is the fund's current strategy?

We have continued to employ our long-term sector selection strategy, which is designed to identify industries likely to enjoy long-term growth. During the reporting period, this process led us to maintain the fund's emphasis on the health care, consumer staple and financial sectors, and to de-emphasize commodities and basic industries. Our investment discipline also led us away from technology companies with stock prices higher than we judged to be warranted by their business fundamentals.

While our emphasis on health care and consumer staple stocks constrained the fund' s ability to keep pace with the S&P 500 Index, many individual holdings in these sectors performed well. The fund' s top performers included consumer
electronics    giant    Sony,    which    benefited

from investor enthusiasm for new products. Other winners included capital goods conglomerate General Electric, one of the fund's largest holdings as of the end of the reporting period. Furthermore, our relatively light exposure to the troubled commodities and basic industry sectors assisted the fund's relative performance.

Despite rising interest rates in the United States, inflation has remained low while consumer confidence has remained high. Economic growth in overseas markets should also support the earnings of large, global companies. As a result, we have seen little reason to alter our sector allocation or security selection strategies.

March 23, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

February 29, 2000 (Unaudited)

COMMON STOCKS--99.2%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS--7.5%

Emerson Electric                                                                                 12,000                  546,750

General Electric                                                                                 16,000                2,115,000

Honeywell International                                                                          18,000                  866,250

Rockwell International                                                                           15,000                  678,750

                                                                                                                       4,206,750

COMMUNICATIONS--4.7%

Bell Atlantic                                                                                    12,000                  587,250

BellSouth                                                                                        26,000                1,059,500

SBC Communications                                                                               26,580                1,010,040

                                                                                                                       2,656,790

CONSUMER CYCLICAL--2.2%

Ford Motor                                                                                       30,000                1,248,750

CONSUMER STAPLES--1.8%

Walgreen                                                                                         40,000                1,032,500

ELECTRONICS--8.7%

Conexant Systems                                                                                  6,000  (a)             589,500

Intel                                                                                            38,000                4,294,000

                                                                                                                       4,883,500

ENERGY--5.7%

BP Amoco, ADS                                                                                     23,000               1,081,000

Chevron                                                                                           10,000                 746,875

Exxon Mobil                                                                                       18,080               1,361,650

                                                                                                                       3,189,525

FINANCE--4.6%

Bank of America                                                                                    9,036                 416,221

Chase Manhattan                                                                                   18,000               1,433,250

SunTrust Banks                                                                                    15,000                 762,187

                                                                                                                       2,611,658

FINANCE--MISC.--7.7%

American Express                                                                                   6,000                 805,125

Associates First Capital, Cl. A                                                                   30,000                 596,250

Citigroup                                                                                         30,000               1,550,625

Federal National Mortgage Association                                                             20,000               1,060,000

Merrill Lynch                                                                                      3,000                 307,500

                                                                                                                       4,319,500


COMMON STOCKS (CONTINUED)                                                                         Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD, BEVERAGE & TOBACCO--5.6%

Coca-Cola                                                                                         30,000               1,453,125

PepsiCo                                                                                           30,000                 967,500

Philip Morris Cos.                                                                                35,000                 702,187

                                                                                                                       3,122,812

HEALTH CARE--13.2%

Abbott Laboratories                                                                               20,000                 655,000

American Home Products                                                                            15,000                 652,500

Bristol-Myers Squibb                                                                              15,000                 852,187

Johnson & Johnson                                                                                 18,000               1,291,500

Merck & Co.                                                                                       22,000               1,354,375

Pfizer                                                                                            68,000               2,184,500

Warner-Lambert                                                                                     5,000                 427,813

                                                                                                                       7,417,875

HOUSEHOLD PRODUCTS--MISC.--4.9%

Colgate-Palmolive                                                                                 16,000                 835,000

Gillette                                                                                          25,000                 881,250

Procter & Gamble                                                                                  12,000               1,056,000

                                                                                                                       2,772,250

INSURANCE--2.9%

Berkshire Hathaway, Cl. A                                                                            12  (a)             528,000

Berkshire Hathaway, Cl. B                                                                             6  (a)               8,640

Marsh & McLennan Cos.                                                                            14,000                1,083,250

                                                                                                                       1,619,890

MEDIA/ENTERTAINMENT--8.4%

Fox Entertainment Group, Cl. A                                                                   24,000  (a)             631,500

McDonald's                                                                                       23,000                  725,937

Sony, ADR                                                                                         8,000                2,507,000

Viacom, Cl. B                                                                                    15,000  (a)             836,250

                                                                                                                       4,700,687

PUBLISHING--1.4%

McGraw-Hill Cos.                                                                                 16,000                  814,000

RETAIL--1.9%

Wal-Mart Stores                                                                                  22,000                1,071,125

TECHNOLOGY--15.7%

Cisco Systems                                                                                    19,000  (a)           2,511,563

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

EMC                                                                                               9,000  (a)           1,071,000

Hewlett-Packard                                                                                  15,000                2,017,500

International Business Machines                                                                  15,000                1,530,000

Microsoft                                                                                        19,000  (a)           1,698,125

                                                                                                                       8,828,188

TEXTILES--APPARREL--.2%

Polo Ralph Lauren                                                                                 7,500  (a)             125,625

TRANSPORTATION--2.1%

Norfolk Southern                                                                                 25,000                  339,063

United Parcel Service, Cl. B                                                                     15,200                  830,300

                                                                                                                       1,169,363

TOTAL COMMON STOCKS

      (cost $53,643,987)                                                                                              55,790,788
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.4%
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADR, Cum., $.4428

   (cost $101,138)                                                                                4,000                  201,250
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.4%                                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.05%, 3/16/2000                                                                              44,000                   43,908

   5.26%, 3/23/2000                                                                              86,000                   85,739

   5.07%, 3/30/2000                                                                             122,000                  121,493

TOTAL SHORT-TERM INVESTMENTS

   (cost $251,132)                                                                                                       251,140
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $53,996,257)                                                              100.0%               56,243,178

LIABILITIES, LESS CASH AND RECEIVABLES                                                              .0%                 (15,309)

NET ASSETS                                                                                       100.0%               56,227,869

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  53,996,257  56,243,178

Cash                                                                     89,001

Receivable for investment securities sold                               680,811

Dividends receivable                                                     87,425

Receivable for shares of Common Stock subscribed                          9,291

                                                                     57,109,706
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            59,133

Due to Distributor                                                        2,672

Payable for investment securities purchased                             820,032

                                                                        881,837
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       56,227,869
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      54,325,034

Accumulated distributions in excess of investment income-net            (2,483)

Accumulated net realized gain (loss) on investments                   (341,603)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                            2,246,921
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      56,227,869
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       3,622,172

NET ASSET VALUE, offering and redemption price per share--Note 2(c) ($)
                                                                          15.52

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,346 foreign taxes withheld at source)        365,252

Interest                                                                35,934

TOTAL INCOME                                                           401,186

EXPENSES:

Management fee--Note 2(a)                                              304,754

Distribution fees--Note 2(b)                                            69,262

Loan commitment fees--Note 4                                               322

TOTAL EXPENSES                                                         374,338

INVESTMENT INCOME--NET                                                  26,848
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              (339,940)

Net unrealized appreciation (depreciation) on investments            (191,131)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (531,071)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (504,223)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        February 29, 2000          Year Ended

                                              (Unaudited)     August 31, 1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             26,848              72,473

Net realized gain (loss) on investments         (339,940)              (1,663)

Net unrealized appreciation (depreciation)
   on investments                               (191,131)           2,438,052

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (504,223)           2,508,862
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                           (87,987)             (13,817)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  13,586,254          51,207,743

Dividends reinvested                               84,692              13,550

Cost of shares redeemed                       (7,281,035)          (5,786,170)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  6,389,911           45,435,123

TOTAL INCREASE (DECREASE) IN NET ASSETS        5,797,701           47,930,168
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            50,430,168            2,500,000

END OF PERIOD                                  56,227,869           50,430,168

Undistributed (distributions in excess of)
   investment income--net                         (2,483)               58,656
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       849,058            3,393,751

Shares issued for dividends reinvested              5,189                  939

Shares redeemed                                 (455,822)             (370,943)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     398,425             3,023,747

(A)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                               Six Months Ended

                                              February 29, 2000    Year Ended

                                                    (Unaudited)     August 31,
                                                                         1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      15.64       12.50

Investment Operations:

Investment income--net                                      .01(b)      .06(b)

Net realized and unrealized

   gain (loss) on investments                              (.10)       3.10

Total from Investment Operations                           (.09)       3.16

Distributions:

Dividends from investment income--net                      (.03)       (.02)

Net asset value, end of period                            15.52       15.64
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           (.62)(c)   25.26(c)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .67(c)     1.24(c)

Ratio of net investment income

   to average net assets                                    .05(c)      .26(c)

Portfolio Turnover Rate                                    2.03(c)        --
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      56,228      50,430

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Tax-Smart Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to achieve long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At February 29, 2000, there were no open financial futures contracts.

(D) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund
accounting    and

transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the
" Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between the Manager and Sarofim, the Manager has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) DISTRIBUTION PLAN: Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the fund's average daily net assets to compensate Mellon Bank, the Manager or Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended February 29, 2000, the fund was charged $69,262 pursuant to the Plan.

(C) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(D) BROKERAGE COMMISSIONS: During the period ended February 29, 2000, the fund incurred total brokerage commissions of $8,304, of which $2,100 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2000, amounted to $9,949,389 and $1,095,702, respectively.

At February 29, 2000, accumulated net unrealized appreciation on investments was
$2,246,921,   consisting   of   $9,031,927  gross  unrealized  appreciation  and
$6,785,006 gross unrealized depreciation.

At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commit ment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended February 29, 2000, the fund did not borrow under the Facility.

NOTE 5--Subsequent Event:

At a meeting of the fund's Board of Directors held on January 27, 2000, the Board approved the temination of the fund's Distribution Agreement with Premier Mutual Fund Services, Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000.

                                                             The Fund

                        For More Information

                        Dreyfus Tax-Smart Growth Fund

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.

                        Two Houston Center

                        Suite 2907

                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   047SA002